AXA ENTERPRISE FUNDS TRUST

AXA ENTERPRISE GLOBAL FINANCIAL SERVICES FUND (“Global Fund”)

AXA ENTERPRISE SOCIALLY RESPONSIBLE FUND (“Social Fund”)

SUPPLEMENT DATED MARCH 28, 2008 TO THE PROSPECTUS

DATED MARCH 1, 2008, AS SUPPLEMENTED

This Supplement updates the above-referenced Prospectus of AXA Enterprise Funds Trust (“Trust”). You may obtain an additional copy of the Prospectus, free of charge, by writing to the Trust at Atlanta Financial Center, 3343 Peachtree Road, N.E., Suite 450, Atlanta, Georgia 30326. You should read this Supplement in conjunction with the Prospectus and retain it for future reference.

The purpose of this Supplement is to provide you with information about the results of the Special Joint Meeting of Shareholders of the Trust held on March 27, 2008 (“Meeting”). The Meeting was held to solicit approval from shareholders of the Global Fund and the Social Fund (“Funds”) of certain proposals in connection with the sale of Enterprise Capital Management, Inc. (“ECM”), the Trust’s investment manager, by MONY Financial Services, Inc., ECM’s parent company, to Commonwealth Capital Management, LLC (“CCM”) pursuant to an agreement dated February 22, 2008 (the “Transaction”), as more fully described in the Trust’s Proxy Statement relating to the Meeting dated February 22, 2008.

At the Meeting, shareholders approved (1) a new Investment Management Agreement ECM and each Fund, (2) new Investment Advisory Agreements between AllianceBernstein L.P. and ECM on behalf of the Global Fund and Brandywine Global Investment Management LLC and ECM on behalf of the Social Fund, respectively, (3) each Fund’s operation pursuant to the ECM Sub-adviser Replacement Order, which permits ECM, without obtaining shareholder approval, to (i) select new or additional sub-advisers; (ii) enter into or materially modify existing investment advisory agreements with sub-advisers; or (iii) terminate or replace sub-advisers, and (4) the election of two new Trustees to the Board of Trustees of the Trust.

Shareholder approval of the new Investment Management and Advisory Agreements and the ECM Sub-adviser Replacement Order and the election of the two new Trustees is subject to, and will be effective upon, the consummation of the Transaction, which is currently expected to take place on or about April 11, 2008. In addition, if the Transaction is consummated, the name of the Trust will be changed from AXA Enterprise Funds Trust to Enterprise Funds Trust and the name of the Global Fund will be changed from AXA Enterprise Global Financial Services Fund to Enterprise Global Financial Services Fund and the name of the Social Fund will be changed from AXA Enterprise Socially Responsible Fund to Enterprise Socially Responsible Fund.